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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K/A
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report -- October 23, 1996



                       YOUTH SERVICES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



  Maryland                        0-23284                        52-1715690
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  (State of                     (Commission                     (IRS Employer
Incorporation)                  File Number)                 Identification No.)
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       2 Park Center Court, Suite 200, Owings Mills, Maryland  21117
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       (Address of principal executive offices)                (Zip Code)


                                (410) 356-8600
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              (Registrant's telephone number, including area code)


                                Not Applicable
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                                (Former Address)




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On September 25, 1996, the Registrant filed a Current Report on Form
8-K to report its exercise of its option, pursuant to an Option Agreement, to purchase all of the outstanding capital stock of Introspect Healthcare
Corporation. The audited financial statements for the year ended June 30, 1996, and the pro forma consolidated financial statements required by Item 7 of Form 8-K were not available at the time of the original filing. On October 17, 1996, the Registrant filed Form 8-K/A to amend the original filing to include the audited financial statements and pro forma information listed in Item 7 thereof. This Form 8-K/A amends the Form 8-K/A filed on October 17, 1996, to include the related Consent of Independent Public Accountants in Item 23 hereof.

Item 7.          FINANCIAL STATEMENTS AND EXHIBITS

                 (c)      Exhibits

Exhibit No.                       Description of Exhibits
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      2.1                         Option Agreement, dated as of June 30, 1995,
                                  by and among Youth Services International,
                                  Inc., Diversification Association, Inc.,
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                                  Introspect HealthCare Corporation, Desert
                                  Hills Center for Youth and Families of
                                  Nevada, Inc., Ocotillo Pediatric Services,
                                  Inc., Desert Hills Center for Youth and
                                  Families, Inc., Desert Hills Center for Youth
                                  and Families of Hawaii, Inc., Anna Ash,
                                  William Ash, Manuel G. Bracamonte, Tamatha
                                  Bracamonte, Donald V. Campbell, Mary K.
                                  Campbell, Donna Heidinger, Guy W. Heidinger,
                                  Daniel R. Lopez, Nancy Lopez, Elizabeth
                                  McCusker, Fletcher J. McCusker, Judy McKee,
                                  and Michael McKee.*

         2.2                      Option Exercise Agreement, dated as of
                                  September 11, 1996, by and among Youth
                                  Services International, Inc., Diversification
                                  Association, Inc., Introspect HealthCare
                                  Corporation, Desert Hills Center for Youth and Families of Nevada, Inc., Ocotillo
                                  Pediatric Services, Inc., Desert Hills Center for Youth and Families, Inc., Desert Hills
                                  Center for Youth and Families of Hawaii,
                                  Inc., Anna Ash, William Ash, Manuel G.
                                  Bracamonte, Tamatha Bracamonte, Donald V.
                                  Campbell, Mary K.  Campbell, Donna Heidinger,
                                  Guy W. Heidinger, Daniel R. Lopez, Nancy
                                  Lopez, Elizabeth McCusker, Fletcher J.
                                  McCusker, Judy McKee, and Michael McKee. **

                                  The Exhibits to the Option Exercise Agreement have been omitted from this filing. The
                                  Company hereby undertakes to furnish these materials to the Securities and Exchange
                                  Commission upon request.

         7.1                      Audited Financial Statements of Introspect
                                  Healthcare Corporation and Subsidiaries as of and for the year ended June 30, 1996.**

         7.2 Pro Forma Consolidated Statement of Income for the year ended June 30, 1996, and Pro
                                  Forma Consolidated Balance Sheet as of June
                                  30, 1996.**

        23.1                      Consent of Arthur Andersen LLP




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*      Incorporated by reference to the Company's Current Report on Form 8-K dated July 19, 1995 (as filed with the Commission on August 3, 1995).
       The Exhibits to the Option Agreement (which contain certain information called for by the terms of the representations and warranties contained in the Option Agreement) were omitted from such Form 8-K and this filing.  The Company hereby undertakes to furnish these materials to the Securities and Exchange Commission upon request.

**     Previously Filed.


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                       YOUTH SERVICES INTERNATIONAL, INC.


                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  YOUTH SERVICES INTERNATIONAL, INC.


                                  By:  /s/ William P. Mooney
                                     ---------------------------------
                                     William P. Mooney
                                     Chief Financial Officer


Date:  October 23, 1996





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